Exhibit 99(b)



                      ADVANCED COMMUNICATION SYSTEMS, INC.
                        UNAUDITED PRO FORMA CONSOLIDATED
                              FINANCIAL STATEMENTS


                              BASIS OF PRESENTATION

The accompanying unaudited pro forma consolidated financial statements give effect to the acquisition of Integrated Systems Control, Inc. ("ISC"), as described below.

Effective October 31, 1997, Advanced Communication Systems, Inc. ("ACS"), acquired all of the outstanding common stock of ISC in exchange for 475,000 shares of ACS common stock. The acquisition has been accounted for as a purchase, and accordingly, the total purchase price has been allocated among the acquired assets in accordance with the provisions of Accounting Principles Board Opinion No. 16. The excess of the purchase price over the net fair market value of the assets acquired is being classified as intangible assets, principally goodwill, and will be amortized over its estimated life of 30 years.

The unaudited pro forma consolidated balance sheet as of September 30, 1997, has been prepared to reflect the acquisition of ISC as if it had occurred on
September 30, 1997. The unaudited pro forma consolidated statement of operations, with appropriate adjustments, has been prepared to reflect the acquisition of ISC as if it had occurred at the beginning of the period presented.

The unaudited pro forma consolidated financial statements have been prepared by the ACS's management and should be read in conjunction with the historical financial statements of ACS and ISC and the related notes thereto. The unaudited pro forma consolidated statements of operations are not necessarily indicative of the results of operations that may have actually occurred had the acquisition occurred on the dates specified, or of the future results of the combined companies. The pro forma adjustments are based upon available information and certain adjustments that the management of ACS believes are reasonable. In the opinion of ACS's management, all adjustments have been made that are necessary to present fairly the unaudited pro forma consolidated financial statements.

                      ADVANCED COMMUNICATION SYSTEMS, INC.

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                               September 30, 1997
                                 (in thousands)
                                   (Unaudited)

                                             ACS            ISC        Pro Forma
                                          Historical   Historical(A)   Adjustments       Combined
                                        ------------   -------------   ------------   ------------
Current assets:
Cash and cash equivalents                    $2,744             $28             $0         $2,772
Contract receivables                         17,643           3,079              -         20,722
Other receivables                               154               -              -            154
Income taxes receivable                         529               -              -            529
Inventories                                     544               -              -            544
Prepaid expenses                                296              26              -            322
                                        ------------   -------------   ------------   ------------
   Total current assets                      21,910           3,133              -         25,043
                                        ------------   -------------   ------------   ------------
Property and equipment, net                   1,261           2,362            900 (B)      4,523
Other assets:
Other related party receivables                  86               -              -             86
Software development costs, net                 950               -              -            950
Goodwill, net                                 1,706               -          1,059 (B)      2,765
Long-term deferred tax asset                    147               -              -            147
Other assets                                    152              62              -            214
                                        ------------   -------------   ------------   ------------
   Total other assets                         3,041              62          1,059          4,162
                                        ------------   -------------   ------------   ------------
      Total assets                          $26,212          $5,557         $1,959        $33,728
                                        ============   =============   ============   ============



LIABILITIES AND STOCKHOLDES'EQUITY
Current Liabilities:
Notes payable                                    $0            $434             $0           $434
Current portion of long-term debt                 -             130              -            130
Accounts payable                              3,321             127              -          3,448
Accrued expenses                              8,838             811              -          9,649
Billings in excess of revenue                   225               -              -            225
Deferred income tax liability                     -               -          1,141 (B)      1,141
                                        ------------    ------------   ------------   ------------
    Total current liabilities                12,384           1,502          1,141         15,027
Long-term debt                                    -           1,783              -          1,783
                                        ------------    ------------   ------------   ------------
    Total liabilities                        12,384           3,285          1,141         16,810
Total stockholders' equity                   13,828           2,272          3,090 (B)     16,918
                                                                            (2,272)(C)
                                        ------------    ------------   ------------   ------------
   Total liabilities and stockholders'
   equity                                   $26,212          $5,557         $1,959        $33,728
                                        ============    ============   ============   ============


  The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

                      ADVANCED COMMUNICATION SYSTEMS, INC.
                    NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
                                  BALANCE SHEET
                               SEPTEMBER 30, 1997



(A) Information obtained from the September 30, 1997 audited balance sheet of ISC.

(B) Reflects intangible assets, principally goodwill, originating from the purchase of all of the outstanding stock of ISC and represents the allocation of the excess purchase price using the purchase method of accounting for the transaction after adjusting the assets acquired and the liabilities assumed to their respective fair market values.

(C) Eliminates the equity of ISC upon consolidation with ACS.

                      ADVANCED COMMUNICATION SYSTEMS, INC.

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED SEPTEMBER 30, 1997
                      (in thousands, except per share data)
                                   (Unaudited)

                                                         ACS           ISC           Pro Forma
                                                     Historical     Historical(A)   Adjustments      Combined
                                                     ------------  --------------- --------------   ------------
      Revenues                                           $52,194          $12,180             -         $64,374

      Direct Costs                                        37,687            6,505             -          44,192

      Indirect, general and administrative expenses       11,128            4,975            46 (B)      16,149

      Write-off of acquired in-process R & D costs         1,910                -             -           1,910
                                                     ------------  --------------- --------------   ------------
      Income from operations                               1,469              700           (46)          2,123

      Interest expense                                      (136)            (218)            -            (354)

      Other income, net                                      153                -             -             153
                                                     ------------  --------------- --------------   ------------
      Income before taxes                                  1,486              482           (46)          1,922

      Benefit for income taxes                              (250)               -             -            (250)
                                                     ------------  --------------- --------------   ------------
      Net income                                          $1,736             $482          ($46)         $2,172
                                                     ============  =============== ==============   ============


      Pro forma statements of operations data: (Note C and D )

      Income before taxes as reported                     $1,486             $482          ($46)         $1,922

      Pro forma tax provision                                571              183              -            754
                                                     ------------  --------------- --------------   ------------

      Pro forma net income                                  $915             $299          ($46)         $1,168
                                                     ============  =============== ==============   ============

      Pro forma net income per share                       $0.19                -              -          $0.22
                                                     ============  =============== ==============   ============

      Pro forma weighted average shares outstanding        4,767                -           475  (E)      5,242
                                                     ============  =============== ==============   ============


     The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

                      ADVANCED COMMUNICATION SYSTEMS, INC.
                   NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1997



(A) Information obtained from the audited statement of income for the year ended September 30, 1997.

(B) Depreciation of property and amortization of intangible assets, principally goodwill, calculated on a straight line basis over the estimated useful lives of the assets.

(C) Prior to June 25, 1997, ACS elected to be treated as an S corporation and was not subject to federal and state income taxes. The pro forma statement of operations data reflects federal and state income taxes based on applicable rates as if ACS had not elected S corporation status for the period indicated.

(D) Prior to the acquisition, ISC elected to be treated as an S corporation and was not subject to federal and state income taxes. The pro forma statement of operations data reflects federal and state income taxes based on applicable rates as if ISC had not elected S corporation status for the period indicated.

(E) Issuance of 475,000 shares of ACS common stock in exchange for all of the outstanding common stock of ISC.